UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 23, 2017 (January 20, 2017)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 597-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously disclosed, on July 21, 2016, Terminix International USVI, LLC (“TMX USVI”) and The Terminix International Company Limited Partnership (“TMX LP”), each an indirect, wholly-owned subsidiary of ServiceMaster Global Holdings, Inc. (the “Company”), entered into a superseding Plea Agreement (the “Superseding Plea Agreement”) in connection with the investigation initiated by the United States Department of Justice Environmental Crimes Section (the “DOJ”) into allegations that a local Terminix branch used methyl bromide as a fumigant at a resort in St. John, U.S. Virgin Islands. The Superseding Plea Agreement was intended to resolve four misdemeanor charges of violations of the Federal Insecticide, Fungicide, and Rodenticide Act related to improper applications of methyl bromide. Those charges were set forth in an Information, dated March 29, 2016, in the matter styled United States of America v. The Terminix International Company Limited Partnership and Terminix International USVI, LLC.  At a hearing held on August 25, 2016, the United States District Court of the U.S. Virgin Islands (the “District Court”) rejected the Superseding Plea Agreement.  On August 31, 2016, the DOJ requested that the charges be dismissed, reserving its right to re-file the charges, in light of ongoing discussions to resolve the matter. The District Court granted that request, and the March 29, 2016 Information was dismissed.

On January 20, 2017, TMX USVI and TMX LP entered into a new Plea Agreement (the “New Plea Agreement”) with the DOJ, which has been filed with the District Court, and replaces the Superseding Plea Agreement. Under the New Plea Agreement, TMX USVI and TMX LP have agreed to plead guilty to four misdemeanor charges of violations of the Federal Insecticide, Fungicide, and Rodenticide Act related to improper applications of methyl bromide, as set forth in a new Information filed on January 20, 2017 with the District Court that is substantially similar to the March 29, 2016 Information. Under the terms of the New Plea Agreement, the parties agree and jointly recommend to the District Court that  (i) TMX USVI and TMX LP each pay a fine of $4 million (total of $8 million); (ii) TMX USVI pay $1 million to the United States Environmental Protection Agency (the “EPA”) for costs incurred by the EPA for the response and clean-up of the affected units at the resort in St. John; (iii) TMX USVI make a community service payment of $1 million to the National Fish and Wildlife Foundation for the purpose of engaging a third party to provide training to pesticide applicators in the U.S. Virgin Islands; and (iv) both TMX USVI and TMX LP serve a three-year probation period, subject to the special conditions of probation under the New Plea Agreement. The total financial terms of the recommended sentence under the New Plea Agreement are equivalent in total amount to the financial terms under the Superseding Plea Agreement.  Unlike the Superseding Plea Agreement, however, the New Plea Agreement is non-binding on the District Court. It is possible that the District Court could use its discretion to impose fines or other terms different than those in the New Plea Agreement. If approved by the District Court, and upon compliance with the terms and conditions of the New Plea Agreement, the New Plea Agreement will resolve the federal criminal consequences associated with the DOJ investigation. The New Plea Agreement does not bind any other federal, state or local authority; however, the EPA has indicated that it does not intend to initiate any administrative enforcement action or refer the matter to the DOJ for any civil enforcement action if the New Plea Agreement is approved by the District Court.

The Company has previously recorded total charges of $10 million in connection with the aforementioned criminal matter.

The amount and extent of any further potential penalties, fines, sanctions, costs and damages that the federal or other governmental authorities may yet impose, investigation or other costs and reputational harm, as well as the impact of any additional civil, criminal or other claims or judicial, administrative or regulatory proceedings resulting from or related to the U.S. Virgin Islands matter, which could be material, is not currently known or reasonably estimable, and any such further penalties, fines, sanctions, costs or damages would not be covered under the Company’s general liability insurance policies.

The foregoing descriptions of the New Plea Agreement and the Information are qualified in their entirety by reference to the complete terms and conditions of the New Plea Agreement and the Information, which are attached hereto as Exhibits 10.1 and 99.1, respectively, and incorporated herein by reference.

Information Regarding Forward-Looking Statements

This report contains forward-looking statements and cautionary statements, including statements regarding our intentions, beliefs, assumptions or current expectations concerning the timing and impact of hearings before the United States District Court of the U.S. Virgin Islands. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control, including modifications to, and approval of, the New Plea Agreement by the District Court; lawsuits, enforcement actions and other claims by third parties or other federal, state or local governmental authorities; compliance with, or violation of, the special conditions of probation and other environmental, health and safety laws and regulations; and the risks and uncertainties discussed in the “Risk Factors” and

“Information Regarding Forward-Looking Statements” sections in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this report.

All forward-looking statements made in this report are qualified by the above-referenced cautionary statements. These forward-looking statements are made only as of the date of this report, and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, anticipated or otherwise, and changes in future operating results over time, or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

October 30
Exhibit	Description of Exhibit

10.1	Plea Agreement entered into on January 20, 2017 by The Terminix International Company Limited Partnership and Terminix International USVI, LLC
99.1	Information, dated January 20, 2017, in the matter styled United States of America v. The Terminix International Company Limited Partnership and Terminix International USVI, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

c
SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

January 23, 2017	By:	/s/ James T. Lucke
James T. Lucke
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

October 30
Exhibit	Description of Exhibit

10.1	Plea Agreement entered into on January 20, 2017 by The Terminix International Company Limited Partnership and Terminix International USVI, LLC
99.1	Information, dated January 20, 2017, in the matter styled United States of America v. The Terminix International Company Limited Partnership and Terminix International USVI, LLC.